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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES AND EXCHANGE ACT OF 1934



                Date of report (date of earliest event reported):
                                November 15, 2002


                           EARTH SEARCH SCIENCES, INC.
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              (Exact name of registrant as specified in its charter



      State of Utah                 0-19566                      87-0437723
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(State of Incorporation)      (Commission File No.)           (I.R.S. Employer
                                                             Identification No.)



              1729 Montana Highway 35, Kalispell, MT       59901
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             (Address of principal executive offices)   (Zip code)



               Registrant's telephone number, including area code:
                                 (406) 751-5200


                            502 North 3rd Street, #8,
                               McCall, Idaho 83638
          -------------------------------------------------------------
          (Former Name or Former Address, if changed since last report)




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ITEM 5.     OTHER EVENTS.

November 15, 2002, the Board of Directors of Earth Search Sciences, Inc. accepted the resignation of Rory J Stevens as Chief Financial Officer and a Director of the Company and as an officer and director of subsidiaries of the Company. Since August 20, 2002, Mr. Stevens has been on an unpaid leave of absence from the Company. The Company will actively work to fill this vacancy and for the time being Tami Story, the Company's Corporate Secretary/Treasurer will assume the role of Chief Financial Officer. Mr. Stevens will be available as a consultant to assist the Company with specific tasks until a replacement is found.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

            (a)   Financial Statements of Business Acquired--Not applicable.

            (b)   Pro Forma Financial Information--Not applicable.

            (c)   Exhibits--Not applicable.








                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                    Earth Search Sciences, Inc.


Dated: November 15, 2002                            /s/ Larry F Vance
                                                    ----------------------------
                                                    Larry F Vance